UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

Snap-on Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-7724	39-0622040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 80th Street, Kenosha, WI 53143

(Address of principal executive offices)

(262) 656-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2011, certain subsidiaries of Snap-on Incorporated (“Snap-on”) amended their loan and servicing agreement with a group of conduit lenders, committed lenders, administrative agents and JPMorgan Chase Bank, N.A., as program agent, to, among other things: (1) increase the aggregate revolving credit commitments under the agreement from a principal amount of up to $100 million to a principal amount of up to $200 million (subject to borrowing base requirements); (2) extend the expiration date of the agreement from September 30, 2011 to September 28, 2012 (unless earlier terminated or subsequently extended pursuant to the terms of the agreement); (3) provide that any amounts remaining outstanding under the agreement as of September 30, 2014, or such earlier date as may be prescribed pursuant to the terms of the agreement, will become due and payable on such date; and (4) change certain pricing terms. The Snap-on subsidiaries effected these amendments by entering into an omnibus amendment, dated September 30, 2011 (the “Omnibus Amendment”), with the parties to the loan and servicing agreement and the related receivables sale agreement.

Except as modified by the Omnibus Amendment and a previous non-material amendment, copies of the original loan and servicing agreement and receivables sale agreement, as well as descriptions of their material provisions, were included in Snap-on’s Current Report on Form 8-K, dated October 1, 2010.

A copy of the Omnibus Amendment (which includes copies, as amended, of the loan and servicing agreement as Exhibit A and the receivables sale agreement as Exhibit B thereto) is attached to this Current Report on Form 8-K as Exhibit 4.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K pertaining to the Omnibus Amendment and the underlying agreements is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

The following exhibit is being filed herewith:

4.1	Second Omnibus Amendment, dated September 30, 2011, among SOC SPV 1, LLC, Snap-on Credit LLC and JPMorgan Chase Bank, N.A., which includes a copy, as amended, of the loan and servicing agreement as Exhibit A and a copy, as amended, of the receivables sale agreement as Exhibit B thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SNAP-ON INCORPORATED

Date: October 3, 2011	By:	/s/ Aldo J. Pagliari
Aldo J. Pagliari, Principal Financial Officer,
Senior Vice President – Finance and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

4.1	Second Omnibus Amendment, dated September 30, 2011, among SOC SPV 1, LLC, Snap-on Credit LLC and JPMorgan Chase Bank, N.A., which includes a copy, as amended, of the loan and servicing agreement as Exhibit A and a copy, as amended, of the receivables sale agreement as Exhibit B thereto.